SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 17, 2004


                         Telesource International, Inc.
             (Exact name of registrant as specified in its charter)

             Delaware                    0-2564               59-3671568
 (State or other jurisdiction of       (Commission         (I.R.S. Employer
  incorporation or organization)       File Number)       Identification No.)

                               860 Parkview Blvd.
                             Lombard, Illinois 60148
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (630) 620-4787


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Item 5. Other Events.

Telesource International, Inc. (OTCBB: TSCI) today announced that the Form 10-Q for the filing period of March 31, 2004 is not complete due to the pending completion of 2003 annual audit and filing of the amendment to the 10-K. The Company is working toward completing the audit of its 2003 financial results and, when filed, the Company's external auditors have advised the Company that it should expect that the audit opinion will include a "going concern" qualification. The Company expects the filing of the amendment to the 10-K which is to include the audit report to be completed by June 30, 2004.






                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             Telesource International, Inc.


Date:  May 17, 2004                         By   /s/ Bud Curley
                                                  -----------------------------
                                             Name:  Bud Curley
                                             Title: Chief Financial Officer






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